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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)           July 16, 2002
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                    Pennsylvania Real Estate Investment Trust
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               (Exact Name of Registrant as Specified in Charter)


      Pennsylvania                       1-6300                 23-6216339
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(State or Other Jurisdiction          (Commission              (IRS Employer
   of Incorporation)                  File Number)          Identification No.)


The Bellevue, 200 S. Broad Street, Philadelphia, Pennsylvania      19102
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(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code:  (215) 875-0700
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________________________________________________________________________________
          (Former Name or Former Address, if Changed Since Last Report)


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Item 4.  Change of Registrant's Certifying Accountant.

         On July 16, 2002, our Audit Committee approved the dismissal of Arthur Andersen LLP as our independent auditors. On July 18, 2002, our Board of Trustees, upon the recommendation of our Audit Committee, appointed KPMG LLP to serve as our independent auditors for the current fiscal year, which ends on December 31, 2002. The change in auditors is effective immediately.

         Arthur Andersen's reports on our consolidated financial statements for each of the past two fiscal years did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

         During each of our two most recent fiscal years and through the date of this report, there were: (i) no disagreements with Arthur Andersen on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen's satisfaction, would have caused them to make reference to the subject matter in connection with their reports on our consolidated financial statements for such years; and
(ii) no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

         We have provided Arthur Andersen with a copy of the foregoing disclosures and have requested that Arthur Andersen provide us with a copy of the letter required by Item 304(a)(3) confirming whether it agrees or disagrees with such disclosures. After reasonable efforts to obtain such letter, we have been advised that Arthur Andersen no longer has the ability to provide such a letter, and therefore we rely on the provisions of Item 304T(b)(2) to excuse our inability to comply with the requirements of Item 304(a)(3).

         During each of our two most recent fiscal years and through the date of this report, we did not consult KPMG LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.




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                  Pursuant to the requirements of the Securities Exchange Act of
1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    PENNSYLVANIA REAL ESTATE INVESTMENT TRUST



Date: July 19, 2002                 By:  /s/ Jonathan B. Weller
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                                        Jonathan B. Weller
                                        President and Chief Operating Officer
















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